UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                        Date of Report:  June 30, 2004
                        (Date of earliest event reported)

                         MERGE TECHNOLOGIES INCORPORATED
             (Exact name of registrant as specified in the charter)

            Wisconsin  	              0-29486			39-1600938
  (State or other jurisdiction  (Commission File No.)         (IRS Employer
        of incorporation)                                   Identification No.)


             1126 South 70th Street, Milwaukee, Wisconsin  53214-3151
                     (Address of Principal Executive Offices)

                                  (414) 977-4000
                (Registrant's telephone number including area code)

                                        N/A
            (Former name or former address, if changed since last report)

<PAGE 1>



ITEM 12.	RESULT OF OPERATIONS & FINANCIAL CONDITION

	On July 28, 2004, Merge Technologies Incorporated dba Merge eFilm announced the financial results for its second quarter ended June, 30, 2004.

	A copy of the earnings press release announcing financial results for the second quarter, together with Condensed Consolidated Statements of Operations for the three and six months ended June 30, 2004 and 2003, respectively, as well as the Condensed Consolidated Balance Sheet for June 30, 2004 and December 31, 2003, included therein, is filed as an exhibit to this Form 8-K and is incorporated by reference herein.


     (a)	Exhibit

     99.1	Press Release announcing financial results for second quarter
		of its fiscal year 2004.


<PAGE 2>

                                     SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


				MERGE TECHNOLOGIES INCORPORATED



Dated:  July 28, 2004	By:	/s/ Richard A. Linden
				-------------------------------------
				Richard A. Linden,
				President and Chief Executive Officer


				MERGE TECHNOLOGIES INCORPORATED



Dated:  July 28, 2004	By:	/s/ Scott T. Veech
				-------------------------------------
				Scott T. Veech,
				Chief Financial Officer, Treasurer
				  and Secretary

<PAGE 3>


EXHIBIT 99.1


[MERGE EFILM LOGO]

NEWS RELEASE
For Immediate Release

Contact: Scott Veech, Chief Financial Officer
         Richard Linden, President & CEO
         (414) 977-4000



            MERGE EFILM ANNOUNCES SECOND QUARTER 2004 RESULTS
     Revenues grow 38%; New RIS/PACS product releases and national distribution agreement support reaffirmed 2004 guidance

 	Milwaukee, WI, July 28, 2004 - Merge Technologies Incorporated, d.b.a. Merge eFilm, (NASDAQ: MRGE), today announced the financial results for the quarter ended June 30, 2004. Net sales for the quarter ended June
30, 2004, were $8,907,000, an increase of 38% over net sales of $6,434,000 for the quarter ended June 30, 2003. Net sales for the six months ended June 30, 2004, were $17,544,000, an increase of 40% over net sales of $12,552,000 for the six months ended June 30, 2003. Gross margin in the quarter ended June 30, 2004, was 64%, compared to 75% in the quarter ended June 30, 2003. Gross margin in the six months ended June 30, 2004, was 64%, compared to 71% in the six months ended June 30, 2003. The Company's operating margin, defined as operating income divided by net sales, was 27% in the quarter ended June 30, 2004, compared to 30% in the quarter ended June 30, 2003. The Company's operating margin was 26% in the six months ended June 30, 2004, compared to 27% in the six months ended June 30, 2003.

	For the quarter ended June 30, 2004, operating income was $2,381,000, an increase of 22%, compared to $1,950,000 for the quarter ended June 30, 2003. For the six months ended June 30, 2004, operating income was $4,522,000, an increase of 32%, compared to $3,424,000 for the six months ended June 30, 2003. Income tax expense for the six months ended June 30, 2004 was $1,831,000, a 39% effective rate, compared to $489,000, a 15% effective rate, for the six months ended June 30, 2003. For the quarter ended June 30, 2004, net income was $1,497,000, generating $0.11 diluted EPS compared to $1,400,000 net income and $0.12 diluted EPS for the quarter ended June 30, 2003. For the six months ended June 30, 2004, net income was $2,851,000, generating $0.21 diluted EPS compared to $2,716,000 net income and $0.23 diluted EPS for the six months ended June 30, 2003.

ANALYSIS OF RESULTS:

	"Our financial and operational performance this quarter is a direct result of our strategy to position Merge eFilm as a leader in RIS, PACS and RIS/PACS software and professional services for our target market - imaging centers, small to medium sized hospitals and specialty clinics," said Richard
A. Linden, President and CEO. "Second quarter highlights include: exceptional performance by our North American Direct Sales and Services division which delivered record year-over-year growth; accelerated product innovation in collaboration with our customers that resulted in new releases of FUSION (Trademark) RIS, PACS, RIS/PACS and OEM products; and recognition of our products' quality by objective third party certification organizations.
These accomplishments, the trends towards paperless and filmless workflow within our target market, our products' alignment with those trends and the execution of a national distribution agreement in July 2004 with SourceOne Healthcare Technologies form the foundation for reaffirming our 2004 guidance.

	"The combined reputations of Merge, eFilm and RIS Logic, the value proposition of our RIS/PACS solutions, our financial strength and our alignment with our target market have all contributed to an exceptional win loss ratio this year against our competitors. We successfully closed 20 new FUSION RIS, PACS and RIS/PACS contracts during the second quarter, growing our total number of FUSION solution customers to 160, representing over 320 healthcare facilities.

	Our partnership with SourceOne Healthcare Technologies represents advancement in our strategy to rapidly expand our ability to cover the North American healthcare market. SourceOne brings to the partnership over 120 sales professionals, increasing our market coverage capabilities tenfold. The new distribution agreement is in addition to our strong and growing Direct Sales strategy, which when combined provides Merge eFilm with comprehensive coverage of our target market. SourceOne understands the customer's analog and digital workflow, along with the ultimate goal of filmless and paperless operations. With the combined strengths of both organizations, this partnership provides our target market and SourceOne's customers with the radiology workflow expertise to deliver a solution aligned with the customers' current needs, along with a future growth plan toward seamless digital workflow.

	Our OEM and International channel continued to experience challenges achieving their financial goals, however, we are encouraged by progress with key OEM customers and our European VARs. A new software product line customized for a leading OEM in Europe generated improved revenues in the second quarter. Additionally, several European VARs purchased FUSION PACS components and software modules for their customers. These signs of improved performance and new leadership of our OEM and International team give us encouragement that the OEM channel will produce improved results in the second half of 2004.

	"I am particularly proud of our Product Innovation team that delivered several new FUSION software product releases in the second quarter. Their quality-driven efforts delivered new versions of our RIS, PACS and RIS/PACS solutions, adding voice recognition, enhanced web capabilities and document scanning to our workflow solutions. In addition, they produced updates to our connectivity solutions and generated new customized PACS component solutions for our historical OEM customers representing future strength in the OEM/VAR channel. Finally, we are committed to strengthening our relationship with our customers, and expect up to 400 individuals to attend our Annual User Group Meeting to be held in October, which reflects our commitment to customer-driven RIS/PACS solutions.

	"We continue to focus on quality in all areas of our business. In the second quarter, we were granted two quality system ISO certificates by Underwriters Laboratories for the design, development and servicing of medical imaging, storage and distribution devices and diagnostic software. We also initiated a formal review of our products and services by two outside healthcare technology evaluation organizations, ECRI and KLAS. Each is an independent research organization that reviews healthcare products and services from the customers' perspectives. These initiatives reflect Merge eFilm's commitment to product quality and the importance of customer satisfaction.

	"In summary, I am pleased with the market's positive reception to our FUSION RIS/PACS solutions, our ability to expand the market coverage of our direct sales strategies via our SourceOne partnership, and the deepening relationships we are forming with our customers. We continue to gain market share at a pace greater than our competition and consistent with our profitable growth guidance. Our ability to optimize the market's demand for RIS/PACS solutions, the alignment of our FUSION software products and services with customer preferences, our continued commitment to strategic initiatives that accelerate our growth in current or future target markets, and our commitment to quality products and services, will drive the success of our business model going forward," said Linden.

GUIDANCE:

	The Company anticipates market conditions to remain supportive of its approach to an integrated RIS/PACS software product and associated professional services. Our strong financial and operational results to date, combined with recent product releases and the new national distribution agreement with SourceOne, positions the Company to reaffirm its full year 2004 guidance with revenues growing 30% to 35% year over year to a range of $37.5 to $39.5 million. The Company expects pre-tax operating margins of 28% to 31%, resulting in fully diluted EPS of $0.47 to $0.52, which incorporates an increase in the effective tax rate from 10% in 2003 to the 38% to 40% range in 2004. The Company's 2004 guidance represents a 50% increase in pre-tax earnings over the comparable 2003 pre-tax earnings.

                                      # # #

ABOUT MERGE EFILM
Merge eFilm is a global healthcare software and services company focused on accelerating the productivity of imaging centers, hospitals and clinics with a suite of RIS/PACS software solutions and professional services. For over seventeen years, Merge eFilm has been a leader in integration of radiology workflow to improve productivity, profitability and patient care by fusing business and clinical workflow, and intelligently managing and distributing diagnostic images and information throughout the healthcare enterprise. For additional information, visit our web site at www.merge-efilm.com.


Except for the historical information herein, the matters discussed in this news release include forward-looking statements that may involve a number of risks and uncertainties. When used in this press release, the words: believes, intends, anticipates, expects, and similar expressions are intended to identify forward-looking statements. Actual results could differ materially from those projected in the forward-looking statements based on a number of factors, including, but not limited to, risks in product and technology development, market acceptance of new products and continuing product demand, the impact of competitive products and pricing, ability to integrate acquisitions, unexpected outcomes to any pending or future litigation, changing economic conditions, credit and payment risks associated with end-user sales, dependence on major customers, dependence on key personnel, and other risk factors detailed in filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.


                        MERGE TECHNOLOGIES INCORPORATED AND SUBSIDIARIES
                           CONSOLIDATED STATEMENTS OF OPERATIONS (1)
                             (in thousands, except for share data)
					 (unaudited)


			              Three Months Ended	    Six Months Ended
			                    June 30,		        June 30,
				    ------------------------    ------------------------
				        2004	     2003	     2004	2003
				    -----------  -----------    -----------  -----------

Net sales.......................... $     8,907  $     6,434	$    17,544  $    12,552
Cost of sales......................	  3,172	       1,628	      6,391	   3,680
				    -----------  -----------    -----------  -----------
Gross profit.......................	  5,735	       4,806	     11,153	   8,872
				    -----------  -----------    -----------  -----------

Operating costs and expenses:
 Sales and marketing...............	  1,711	       1,477	      3,405	   2,802
 Product research and development..	    423	         397	        905	     836
 General and administrative........	  1,024	         865	      1,936	   1,587
 Depreciation and amortization.....	    196	         117	        385	     223
				    -----------  -----------    -----------  -----------
Total operating costs and expenses. 	  3,354	       2,856	      6,631	   5,448
				    -----------  -----------    -----------  -----------
Operating income...................       2,381	       1,950	      4,522	   3,424
Total other income (expense).......	    108	        (241)	        160	    (219)
				    -----------  -----------    -----------  -----------
Income before income taxes.........	  2,489	       1,709	      4,682	   3,205
Income tax expense.................	    992	         309	      1,831	     489
				    -----------  -----------    -----------  -----------
Net income......................... $     1,497	 $     1,400	$     2,851  $     2,716
				    ===========  ===========    ===========  ===========


Net income per share - basic....... $      0.12	 $      0.13	$      0.22  $      0.25
				    ===========  ===========    ===========  ===========
Weighted average number of common
  shares outstanding - basic.......  12,968,889	  10,762,195	 12,927,877   10,612,970
				    ===========  ===========    ===========  ===========
Net income per share - diluted..... $      0.11	 $      0.12	$      0.21  $      0.23
				    ===========  ===========    ===========  ===========
Weighted average number of common
  shares outstanding - diluted.....  13,782,440	  11,677,051	 13,773,980   11,479,134
				    ===========  ===========    ===========  ===========


(1)	The condensed consolidated statement of operations should be read in
	conjunction with the Company's Annual Report on Form 10-K for fiscal
	2003 and its Quarterly Report on Form 10-Q for the three months ended
	June 30, 2004 proposed to be filed on or prior to August 9, 2004.


                  MERGE TECHNOLOGIES INCORPORATED AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEET (1)
                                  (In thousands)
                                    (unaudited)

						  June 30,     December 31,
						   2004		   2003
						----------	----------

Cash..........................................	$   20,683	$   16,871
Accounts receivable, net......................	     8,751	     8,359
Inventory.....................................	       958	       893
Deferred tax asset............................	     2,850	     3,541
Other current assets..........................	       960	       444
						----------      ----------
  Current assets..............................	    34,202	    30,108

Property and equipment, net...................	     1,530	     1,674
Intangibles, net, and other assets............	    32,396	    32,113
						----------      ----------
  Total assets................................	$   68,128	$   63,895
						==========      ==========

Accounts payable..............................	$    1,042	$    1,294
Other current liabilities.....................	     2,046	     1,993
Deferred revenue..............................	     4,585	     3,717
Billings in excess of revenues - contracts
  in progress.................................	     1,212	     1,381
						----------      ----------
  Current liabilities.........................	     8,885	     8,385

Deferred tax liability........................	     2,106	     1,987
						----------      ----------
  Total liabilities...........................	    10,991	    10,372


Shareholders' equity..........................	    57,137	    53,523
						----------      ----------
  Total liabilities and shareholders' equity..	$   68,128	$   63,895
						==========      ==========


(1)	The condensed consolidated balance sheet should be read in conjunction
	with the Company's Annual Report on Form 10-K for fiscal 2003 and its Quarterly Report on Form 10-Q for the three months ended June 30, 2004 proposed to be filed on or prior to August 9, 2004.

<END OF DOCUMENT>